September 3, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:     Separate Account VUL-4 of Transamerica Life, SEC File No. 811-10167

➢	TransSurvivor, Registration No. 333-153775
           Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2009, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

                                 ANNUAL REPORT FILINGS:

    Transamerica Series Trust, Registration No. 811-4419

    The Alger American Fund, Registration No. 811-05550

    AllianceBernstein Variable Products Series Fund, Inc, Registration No. 811-05398

    Dreyfus Investment Portfolios, Registration No. 811-08673

    The Dreyfus Socially Responsible Growth Fund, Inc., Registration No. 811-7044

    Dreyfus Variable Investment Fund, Registration No. 811-05125

            Fidelity Variable Insurance Product Fund II, Registration No. 811-05511
                                Fidelity Variable Insurance Products Fund, Registration No. 811-03329
                                Franklin Templeton Variable Insurance Products Trust, Registration No. 811-5583

                                Janus Aspen Series, Registration No. 811-07736

    MFS Variable Insurance Trust, Registration No. 811-08326

    Premier VIT, Registration No. 811-08512

                                Universal Institutional Funds, Inc, Registration No. 811-07607

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
      Gayle A. Morden